Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
Reporting Period: September 2015

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X		X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
___________________________	___________________________
Signature of Debtor	Date
___________________________	___________________________
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	October 30, 2015
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: September 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Molycorp Minerals LLC	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11371	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$600	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	—	332	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	—	2,910	558	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	—	3,722	—	—	—	—	—	—	—	—
Other receipts	37	—	—	80	41	—	—	2	—	—	—	—	—	—
Total Operating Cash Receipts	637	2,910	558	412	41	3,723	—	2	—	—	—	—	—	—

Cash Disbursements
Payroll	(4,950)	(213)	(119)	(77)	(472)	(59)	—	—	(37)	—	(14)	—	—	—
Contract labor	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	(709)	(223)	(535)	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	—	—	—	—	(18)	—	—	—	—	—	—	—	—	—
Transportation & shipping	—	(3)	—	(28)	—	—	—	—	—	—	—	—	—	—
Other production costs	(5,391)	—	(72)	(9)	(53)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	—	—	—	—	(8)	—	—	—	—	—	—	—	—	—
Professional fees	(298)	(10)	—	—	—	—	—	—	—	—	—	—	—	—
Rent and operating leases	(104)	(8)	—	—	(65)	—	—	—	—	—	—	—	—	—
Taxes	—	—	(34)	—	(7)	—	—	—	—	—	—	—	—	—
Insurance	(762)	(67)	—	—	—	—	—	—	—	—	—	—	—	—
Utilities	—	—	(11)	(9)	(10)	—	—	—	—	—	—	—	—	—
Other disbursements	(49)	(19)	—	(2)	(150)	(164)	—	—	(30)	—	—	—	—	—

Total Operating Cash Disbursements	(11,554)	(1,029)	(459)	(661)	(784)	(223)	—	—	(66)	—	(14)	—	—	—

Net Cash Flow - Operating	(10,917)	1,881	99	(248)	(742)	3,499	—	2	(66)	—	(14)	—	—	—

Intercompany
Net intercompany - operating	14,434	(1,840)	123	46	48	200	(12,480)	—	—	—	1,682	—	—	—
Net intercompany - debt & equity	—	(1,153)	—	—	(1)	—	1,153	—	—	—	—	—	—	—
Net investment & JV funding	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Intercompany	14,434	(2,993)	123	46	47	200	(11,327)	—	—	—	1,682	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	(4,043)	—	—	—	—	—	—	—
Capital expenditures	(291)	—	—	—	(12)	—	—	—	—	—	—	—	—	—
Capital lease & other	(455)	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	—	—	—	—	—	—	(1,773)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	(3,344)	—	—	—	(12)	—	(5,816)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	(3,344)	—	—	—	(12)	—	(5,816)	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$174	$(1,113)	$222	$(203)	$(707)	$3,699	$(17,143)	$2	$(66)	$—	$1,668	—	—	—

Beginning Cash Balance - Book	$1,676	$8,175	$633	$3,607	$4,704	$12,785	$116,076	$143	$150	$386	$6,968	$10	$6	$5
Total cash receipts	637	2,910	558	412	41	3,723	—	2	—	—	—	—	—	—
Total cash disbursements	(14,897)	(1,029)	(459)	(661)	(796)	(223)	(5,816)	—	(66)	—	(14)	—	—	—
Net intercompany	14,434	(2,993)	123	46	47	200	(11,327)	—	—	—	1,682	—	—	—
Ending Cash Balance - Book - Debtors	$1,850	$7,063	$855	$3,404	$3,996	$16,484	$98,933	$145	$84	$386	$8,635	$10	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(14,897)	(10,003)	(459)	(801)	(1,243)	(6,910)	(2,890)	—	(66)	—	(5,013)	—	—	—
Allocated - Reorganization Professional Fees	(625)	(419)	(19)	(34)	(52)	(290)	(121)	—	(3)	—	(210)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(15,522)	(10,423)	(478)	(834)	(1,296)	(7,200)	(3,011)	—	(69)	—	(5,223)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: September 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Industrial Minerals LLC	Magnequench Inc.	MCP Canada Holdings ULC	PP IV Mountain Pass II Inc.	PP IV Mountain Pass I Inc	RCF IV Speedwagon Inc.	Molycorp Advanced Water Technologies LLC	GRAND
Case No.	15-11358	15-11359	15-11364	15-11376	15-11375	15-11377	15-11362	TOTAL
Country	USA	USA	Canada	USA	USA	USA	USA
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—	$—	$—	$—	$—	$600
Rare Metals	—	—	—	—	—	—	—	332
Magnetic Materials & Alloys	—	—	—	—	—	—	—	3,468
Chemicals & Oxides	—	—	—	—	—	—	—	3,722
Other receipts	—	—	—	—	—	—	—	161
Total Operating Cash Receipts	—	—	—	—	—	—	—	8,283

Cash Disbursements
Payroll	—	—	—	—	—	—	—	(5,941)
Contract labor	—	—	—	—	—	—	—	—
Raw material payments	—	—	—	—	—	—	—	(1,467)
Reagents & chemicals	—	—	—	—	—	—	—	(18)
Transportation & shipping	—	—	—	—	—	—	—	(31)
Other production costs	—	—	—	—	—	—	—	(5,525)
Repairs & maintenance (non-CapEx)	—	—	—	—	—	—	—	(8)
Professional fees	—	—	—	—	—	—	—	(308)
Rent and operating leases	—	—	—	—	—	—	—	(177)
Taxes	—	—	—	—	—	—	—	(41)
Insurance	—	—	—	—	—	—	—	(829)
Utilities	—	—	—	—	—	—	—	(31)
Other disbursements	—	—	—	—	—	—	—	(414)
Total Operating Cash Disbursements	—	—	—	—	—	—	—	(14,790)

Net Cash Flow - Operating	—	—	—	—	—	—	—	(6,507)

Intercompany
Net intercompany - operating	—	—	—	—	—	—	—	2,212
Net intercompany - debt & equity	—	—	—	—	—	—	—	(1)
Net investment & JV funding	—	—	—	—	—	—	—	—
Net Intercompany	—	—	—	—	—	—	—	2,211

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	—	(4,043)
Capital expenditures	—	—	—	—	—	—	—	(303)
Capital lease & other	—	—	—	—	—	—	—	(455)
Reorganization professional fees	—	—	—	—	—	—	—	(1,773)
Total Non-Operating Cash Disbursements	—	—	—	—	—	—	—	(9,172)

Net Cash Flow - Non-Operating	—	—	—	—	—	—	—	(9,172)

Total Net Increase (Decrease) in Cash	$—	$—	$—	$—	$—	$—	$—	$(13,467)

Beginning Cash Balance - Book	$—	$—	$5	$—	$—	$—	$5	$155,334
Total cash receipts	—	—	—	—	—	—	—	8,283
Total cash disbursements	—	—	—	—	—	—	—	(23,961)
Net intercompany	—	—	—	—	—	—	—	2,211
Ending Cash Balance - Book - Debtors	$—	$—	$5	$—	$—	$—	$5	$141,867

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	—	—	—	—	—	(42,283)
Allocated - Reorganization Professional Fees	—	—	—	—	—	—	—	(1,773)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	(44,056)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: September 2015

BANK RECONCILIATIONS
1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	—		—		CAD 5,166.86		—		—		—		—		—
	USD or USD equivalent	399,517.6		5,063.04		3,881.06		16,000,197.12		40,614.00		82,299,600.68		450,000.00		1,757,347.32

BANK BALANCE		30-Sep-15	399,517.6	30-Sep-15	5,063.04	30-Sep-15	5,166.86	30-Sep-15	16,000,197.12	30-Sep-15	40,614.00	30-Sep-15	82,299,600.68	30-Sep-15	450,000.00	30-Sep-15	1,757,347.32
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—		—		—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—		—		—		—
OTHER (ATTACH EXPLANATION)			—		—		—				—		—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							5,166.86
ADJUSTED BANK BALANCE IN USD *			399,517.6		5,063.04		3,881.06		16,000,197.12		40,614.00		82,299,600.68		450,000.00		1,757,347.32
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount
								Dividend income	196.39

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency			—		—		JPY 5,385,073		JPY 857,696		—		BBD 24,114.74		—
	USD or USD equivalent	6,018,763.24		103,246.47		1,007.40		44,920.53		7,154.62		128,186.86		12,057.37		5,000.00

BANK BALANCE		30-Sep-15	6,043,935.01	30-Sep-15	103,246.47	30-Sep-15	1,007.40	30-Sep-15	5,385,073.00	31-Aug-15	857,696.00	30-Sep-15	128,186.86	30-Sep-15	24,114.74	30-Sep-15	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)			(25,171.77)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*									5,385,073.00		857,696.00		128,186.86		24,114.74		5,000.00
ADJUSTED BANK BALANCE IN USD *			6,018,763.24		103,246.47		1,007.40		44,920.53		7,154.62		128,186.86		12,057.37		5,000.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168105	291.00
		168109	23.49
		168110	1,012.58
		168111	105.33
		168112	5,985.16
		168113	824.46

	168114	9,384.05
	168116	4,141.00
	168117	3,242.00
	168118	162.70

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																		3 of 5
Debtor		Molycorp Advanced Water Technologies, LLC				MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11362				15-11363		15-11364		15-11365				15-11366		15-11367
		Operating				Operating		Operating		Operating				Operating		Operating
		#XXXXXX-8229 PNC USD account		#XXXXXX5967 WF USD account		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		—		—		—		—		—		—
	USD or USD equivalent	4,867.03		—		5,000.00		5,000.00		108,775.38		8,526,672.96		5,960.00		$16,389,330.93		16,185.42

BANK BALANCE		30-Sep-15	4,867.03	30-Sep-15	—	30-Sep-15	5,000.00	30-Sep-15	5,000.00	30-Sep-15	108,775.38	30-Sep-15	8,526,672.96	30-Sep-15	5,960.00	30-Sep-15	16,462,334.13	30-Sep-15
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—		—						—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		—		—		—		—				—		(73,003.2)
OTHER (ATTACH EXPLANATION)			—		—		—		—						—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			4,867.03		—						108,775.38		8,526,672.96		5,960.00		16,389,330.93
ADJUSTED BANK BALANCE IN USD *			4,867.03		—		5,000.00		5,000.00		108,775.38		8,526,672.96		5,960.00		16,389,330.93
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
																5058	383.34
																5066	81.99
																5080	3,792.88
																5081	28,068.94

															5084	34.99
															5087	1,910.00
															5088	613.15
															5089	3,121.00
															5090	25,597.73
															5091	875.41
															5092	1,039.98
															5093	2,637.46
															5094	4,596.33
															5095	250.00

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX4505 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	—		—		—		CAD 649,774.28		—		—		CAD 376,633.81		—		CAD 1,009,741.10
	USD or USD equivalent	10,081.82		679,129.89		—		488,075.01		1,004,112.27		236,444.57		282,906.6		1,096,233.82		758,461.98

BANK BALANCE		30-Sep-15	10,081.82	30-Sep-15	756,342.52	30-Sep-15	—	30-Sep-15	683,827.37	30-Sep-15	1,004,112.27	30-Sep-15	236,444.57	30-Sep-15	404,202.87	30-Sep-15	1,096,233.82	30-Sep-15	1,009,741.10
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			—		—		—
(-) OUTSTANDING CHECKS (ATTACH LIST)			—		77,212.63		—		(34,053.09)						(27,569.06)		—		—
OTHER (ATTACH EXPLANATION)			—		—		—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*							—		649,774.28		1,004,112.27		236,444.57		376,633.81		1,096,233.82		1,009,741.10
ADJUSTED BANK BALANCE IN USD *			10,081.82		679,129.89		—		488,075.01		1,004,112.27		236,444.57		282,906.6		1,096,233.82		758,461.98
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
				2093	2,779.00			17388	308.51					17827	247.68
				2108	11,037.76			17400	17,703.92					17954	3,672.50
				2109	32.60			17401	526.50					17962	732.86
				2110	648.15			17402	188.40					17971	593.80
				2111	3,323.81			17403	1,179.41					17972	1,442.78
				2112	92.83			17404	142.57					17973	635.63
				2113	98.54			17405	100.35					17974	514.47
				2114	147.87			17406	737.75					17975	363.98
				2115	434.65			17407	1,796.11					17976	8,335.85
				2116	542.79			17408	7,704.34					17977	11,029.51

			2117	1,142.40			17409	1,349.94
			2119	34,393.73			17410	1,864.50
			2120	1,435.99			17411	15.94
			2121	716.80			17412	209.05
			2122	381.75			17413	225.80
			2123	99.74
			2124	387.70
			2125	1,413.11
			2126	16,580.69
			2127	715.00
			2129	807.72

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			5 of 5
Debtor		Molycorp Minerals, LLC						Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11371						15-11372		15-11373		15-11374
		Operating						Operating		Operating		Operating
		#XXXXXX8908 WF USD account		#XXXXXXXX5461 Swedbank EURO account		#XXXXXXXX5461 Swedbank USD account		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency	—		EU 146,502.22		—		—		—		BBD 14,799.68		—		—		RMB 140,208.36
	USD or USD equivalent	153,308.62		163,744.52		4,000.00		386,575.37		3,411,257.05		$7,399.85		$49,267.85		$5,000.00		$22,059.21

BANK BALANCE		30-Sep-15	—	30-Sep-15	146,502.22	30-Sep-15	4,000.00	30-Sep-15	386,575.37	30-Sep-15	3,463,748.47	30-Sep-15	BBD14,799.68	30-Sep-15	$49,267.85	30-Sep-15	$5,000.00	30-Sep-15	140,208.36
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			1,864,788.67										—						¥ -
(-) OUTSTANDING CHECKS (ATTACH LIST)			(1,708,955.36)						—		(52,491.42)		—
OTHER (ATTACH EXPLANATION)			(2,524.69)										—
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*					146,502.22				386,575.37		3,411,257.05		BBD 14,799.68		$49,267.85		$5,000.00		140,208.36
ADJUSTED BANK BALANCE IN USD *			153,308.62		163,744.52		4,000.00		386,575.37		3,411,257.05		$7,399.85		$49,267.85		$5,000.00		$22,059.21
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
										31106	245.52
										31178	72.00
										31179	1,834.33
										31202	15,469.32
										31203	57.08
										31204	64.24
										31205	250.97
										31206	94.30
										31208	33.40

									31209	885.10
									31210	12,061.70
									31212	34.13
									31214	471.98
									31216	655.12
									31218	124.14
									31219	4,098.56
									31220	13,959.20
									31221	497.97
									31222	1,421.70
									31223	160.66

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: September 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
AlixPartners	June 25-July 31	477,065.56	Molycorp Minerals LLC	WT00001614 $250,000; WT000001999 $250,000; WT00002076 $500,000;	9/2/2015	439,278.40	37,787.16	439,278.40	37,787.16

Miller Buckfire	June 25-July 31	141,976.50	Molycorp Inc.	WT000002340	9/3/2015	140,000.00	1,976.50
Miller Buckfire*	June 25-July 31	1,083,333.34	Molycorp Inc.	WT000002383	9/17/2015	1,083,333.34		1,223,333.34	1,976.50

Prime Clerk (156c services)	June 25 - 30th	163,722.84	Molycorp Minerals LLC	WT000002248	7/24/2015	11,334.00	152,338.84
Prime Clerk (156c services)	July 1 - 31th	222,699.93	Molycorp Inc.	WT000002339	9/3/2015	46,009.00	176,690.93	57,343.00	329,029.77

Young Conway Stargatt & Taylor LLP	June 25-July 31	294,881.54	Molycorp Inc.	WT000002403	9/28/2015	276,154.00	18,727.54	276,154.00	18,727.54

* Miller Buckfire will apply the Debtors' unintentional overpayment of $175,901.68 to the next fees and expenses for which either a certificate of no objection has been filed or interim or final approval has been obtained.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: September 2015

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS												1 of 5

Case No.	15-11357			15-11358		15-11359		15-11360			15-11361
Debtor	Molycorp Inc.			Industrial Minerals LLC		Magnequench Inc.		Magnequench International Inc.			Magnequench Limited
	Current Month		Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month		Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—		—	$—	—	$—	—	2,261,626		8,906,110	—	—
Sales to related parties	—		—	—	—	—	—	5,951,122		17,066,410	—	—
Total Revenue	—		—	—	—	—	—	8,212,748		25,972,520	—	—

Costs of sales
Costs excluding depreciation and amortization	—		—	—	—	—	—	4,082,364	b	23,209,051	—	—
Depreciation and amortization	—		—	—	—	—	—	8,318		24,955	—	—
Gross profit (loss)	—		—	—	—	—	—	4,122,066		2,738,514	—	—

Expenses
General & Administrative	100,417		232,216	—	—	—	—	295,954		842,067	48	220
Sales & Marketing	—		—	—	—	—	—	123,946		303,875	—	—
Insiders Compensation	—		—	—	—	—	—	35,835		114,544	—	—
Depreciation and amortization	—		—	—	—	—	—	160,468		492,910	—	—
- Accretion expense	—		—	—	—	—	—	—		—	—	—
Research and development	—		—	—	—	—	—	—		—	—	—
Revision in estimated ARO cash flows	—		—	—	—	—	—	—		—	—	—
Goodwill impairment & long lived assets	—		—	—	—	—	—	—		—	—	—
Total expenses	100,417		232,216	—	—	—	—	616,203		1,753,396	48	220
Operating income (loss)	(100,417)		(232,216)	—	—	—	—	3,505,863		985,118	(48)	(220)

Other Income (expense) (attached schedule)	(1)		(1)	—	—	—	—	(2,762)		(1,683)	—	—
Interest income (expense), net	(4,120,326)	a	429,285	—	—	(1,229,006)	(2,081,135)	370,200		1,208,951	—	—
Reorganization items, net (attached schedule)	(9,837,377)		(110,331,509)	—	—	5,015,307	(30,061,049)	—		—	—	—
Foreign exchange gain (loss)	(4,360,068)		(23,935,651)	—	—	—	—	550		755	—	—
Income/(loss) before taxes and non-controlling interest	(18,418,189)		(134,070,092)	—	—	3,786,301	(32,142,184)	3,873,851		2,193,141	(48)	(220)
Income taxes expense (benefit)	28,750		66,459	—	—	—	—	3,571		11,280	242,262	500,456
Income/(loss) from continuing operations before equity income of affiliate	(18,446,939)		(134,136,551)	—	—	3,786,301	(32,142,184)	3,870,280		2,181,861	(242,310)	(500,676)

Equity in loss (income) of affiliates	—	—	—	—	64,289	313,151	—	—	—	—

Income/(loss) from continuing operations	(18,446,939)	(134,136,551)	—	—	3,722,012	(32,455,335)	3,870,280	2,181,861	(242,310)	(500,676)

Earnings/(loss) for the period	$(18,446,939)	(134,136,551)	$—	—	$3,722,012	(32,455,335)	3,870,280	2,181,861	(242,310)	(500,676)

Note a - interest expenses recorded in September include the following related the DIP financings for the period July 24th to September 30th: (i) $1,875,302 PIK interest, (ii) $1,950,022 accretion of OID, and (iii) $1,008,418 amortization of deferred financing costs.

Note b - A year-to-date transfer pricing adjustment of $4,175,059 between Magnequench International Inc. and MCP Canada Limited Partnership was recorded in September. The transfer pricing adjustment is reflected in MCP Canada Limited Partnership as a reduction in revenue, and in Magnequench International Inc. as a reduction in cost of goods sold.

COMBINED DEBTORS' STATEMENT OF OPERATIONS											2 of 5
Continuation Sheet for MOR-2
Case No.	15-11362		15-11363		15-11364		15-11365			15-11366
Debtor	Molycorp Advanced Water Technologies LLC		MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership			MCP Exchangeco Inc.
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month		Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$—	—	—		—	$—	—
Sales to related parties	—	—	—	—	—	—	2,193,850	b	15,152,867	—	—
Total Revenue	—	—	—	—	—	—	2,193,850		15,152,867	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	4,936,577		16,450,953	—	—
Depreciation and amortization	—	—	—	—	—	—	—		—	—	—
Gross profit (loss)	—	—	—	—	—	—	(2,742,727)		(1,298,086)	—	—

Expenses
General & Administrative	—	43	—	—	—	—	133,859		443,967	—	2,067
Sales & Marketing	—	—	—	—	—	—	—		—	—	—
Insiders Compensation	—	—	—	—	—	—	—		—	—	—
Depreciation and amortization	—	—	—	—	—	—	—		—	—	—
- Accretion expense	—	—	—	—	—	—	—		—	—	—
Research and development	—	—	—	—	—	—	—		—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—		—	—	—
Goodwill impairment & long lived assets	—	—	—	—	—	—	—		—	—	—
Total expenses	—	43	—	—	—	—	133,859		443,967	—	2,067
Operating income (loss)	—	(43)	—	—	—	—	(2,876,586)		(1,742,053)	—	(2,067)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—		—	—	—
Interest income (expense), net	—	—	—	—	—	—	—		—	(2,362,764)	(7,751,154)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—		—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	—		—	3,785,152	21,297,882
Income/(loss) before taxes and non-controlling interest	—	(43)	—	—	—	—	(2,876,586)		(1,742,053)	1,422,388	13,544,661
Income taxes expense (benefit)	—	—	—	—	—	—	—		—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	(43)	—	—	—	—	(2,876,586)		(1,742,053)	1,422,388	13,544,661

Equity in loss (income) of affiliates	—	—	—	—	—	—	—		—	—	—

Income/(loss) from continuing operations	—	(43)	—	—	—	—	(2,876,586)		(1,742,053)	1,422,388	13,544,661

Earnings/(loss) for the period	$—	(43)	$—	—	$—	—	$(2,876,586)		(1,742,053)	$1,422,388	13,544,661

Note b - A year-to-date transfer pricing adjustment of $4,175,059 between Magnequench International Inc. and MCP Canada Limited Partnership was recorded in September. The transfer pricing adjustment is reflected in MCP Canada Limited Partnership as a reduction in revenue, and in Magnequench International Inc. as a reduction in cost of goods sold.

COMBINED DEBTORS' STATEMENT OF OPERATIONS										3 of 5
Continuation Sheet for MOR-2
Case No.	15-11367		15-11368		15-11369		15-11370		15-11371
Debtor	Molycorp Chemicals & Oxides Inc.		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys Inc.		Molycorp Minerals Canada ULC		Molycorp Minerals LLC
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$3,143,102	9,420,287	$—	—	$396,703	1,172,655	$—	56	$412,679	1,481,323
Sales to related parties	4,868,700	14,888,116	—	—	—	123,853	195,852	879,880	134,086	7,239,790
Total Revenue	8,011,802	24,308,403	—	—	396,703	1,296,508	195,852	879,936	546,765	8,721,113

Costs of sales
Costs excluding depreciation and amortization	6,911,480	22,873,637	—	—	608,626	1,541,080	505,268	1,101,961	8,116,634	34,105,194
Depreciation and amortization	—	—	—	—	28,099	88,596	24,115	78,948	7,242,949	23,121,314
Gross profit (loss)	1,100,322	1,434,766	—	—	(240,022)	(333,168)	(333,531)	(300,973)	(14,812,818)	(48,505,395)

Expenses
General & Administrative	28,647	94,342	112	112	9,452	36,231	613,820	1,926,188	2,180,029	6,451,984
Sales & Marketing	25,859	80,555	—	—	—	—	41,344	115,389	29,141	46,838
Insiders Compensation	29,086	91,526	—	—	—	—	140,853	364,639	202,565	448,900
Depreciation and amortization	—	—	—	—	—	—	15,385	58,747	363,158	(2,942,491)
- Accretion expense	—	—	—	—	—	—	—	—	115,221	364,509
Research and development	128,567	473,514	—	—	—	—	56,133	188,992	42,543	118,482
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	—	—	—	—	—	—
Total expenses	212,159	739,937	112	112	9,452	36,231	867,535	2,653,955	2,932,657	446,532
Operating income (loss)	888,163	694,829	(112)	(112)	(249,474)	(369,399)	(1,201,066)	(2,954,928)	(17,745,475)	(48,951,927)

Other Income (expense) (attached schedule)	—	—	—	—	54	162	45,279	114,807	1,833	3,233
Interest income (expense), net	926	2,459	—	—	—	—	(283,832)	(1,009,393)	(3,431,024)	(6,741,513)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	15,631,255	(73,982,874)
Foreign exchange gain (loss)	37,766	90,015	—	—	—	—	597,161	3,156,266	(497)	(29,293)
Income/(loss) before taxes and non-controlling interest	926,855	787,303	(112)	(112)	(249,420)	(369,237)	(842,458)	(693,248)	(5,543,908)	(129,702,374)
Income taxes expense (benefit)	21,192	21,192	—	—	—	—	33,389	67,161	—	—
Income/(loss) from continuing operations before equity income of affiliate	905,663	766,111	(112)	(112)	(249,420)	(369,237)	(875,847)	(760,409)	(5,543,908)	(129,702,374)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	905,663	766,111	(112)	(112)	(249,420)	(369,237)	(875,847)	(760,409)	(5,543,908)	(129,702,374)

Earnings/(loss) for the period	$905,663	766,111	$(112)	(112)	$(249,420)	(369,237)	$(875,847)	(760,409)	$(5,543,908)	(129,702,374)

COMBINED DEBTORS' STATEMENT OF OPERATIONS										4 of 5
Continuation Sheet for MOR-2
Case No.	15-11372		15-11373		15-11374		15-11375		15-11376
Debtor	Molycorp Rare Metals Holdings Inc.		Molycorp Rare Metals (Utah) Inc.		Neo International Corp.		PP IV Mountain Pass Inc. (Inactive)		PP IV Mountain Pass II, Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$371,502	1,768,688	$—	—	$—	—	$—	—
Sales to related parties	—	—	231,476	698,408	—	—	—	—	—	—
Total Revenue	—	—	602,978	2,467,096	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	1,603,749	3,101,116	—	—	—	—	—	—
Depreciation and amortization	—	—	15,848	52,846	—	—	—	—	—	—
Gross profit (loss)	—	—	(1,016,619)	(686,866)	—	—	—	—	—	—

Expenses
General & Administrative	5,518	5,518	28,929	95,809	59,191	218,701	—	—	—	—
Sales & Marketing	—	—	7,500	21,044	1,330	1,615	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	1,495	5,000	3,551	10,653	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—
Revision in estimated ARO cash flows	—	—	—	—	—	—	—	—	—	—
Goodwill impairment & long lived assets	—	—	6,917	6,917	—	—	—	—	—	—
Total expenses	5,518	5,518	44,841	128,770	64,072	230,969	—	—	—	—
Operating income (loss)	(5,518)	(5,518)	(1,061,460)	(815,636)	(64,072)	(230,969)	—	—	—	—

Other Income (expense) (attached schedule)	—	320,000	—	—	—	—	—	—	—	—
Interest income (expense), net	25	59	227	844	26	29	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	519	3,536	(22,536)	(583,763)	—	—	—	—
Income/(loss) before taxes and non-controlling interest	(5,493)	314,541	(1,060,714)	(811,256)	(86,582)	(814,703)	—	—	—	—
Income taxes expense (benefit)	—	—	—	—	54,388	187,002	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	(5,493)	314,541	(1,060,714)	(811,256)	(140,970)	(1,001,705)	—	—	—	—

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	(5,493)	314,541	(1,060,714)	(811,256)	(140,970)	(1,001,705)	—	—	—	—

Earnings/(loss) for the period	$(5,493)	314,541	$(1,060,714)	(811,256)	$(140,970)	(1,001,705)	$—	—	$—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS						5 of 5
Continuation Sheet for MOR-2
Case No.	15-11377		Elimination		Total
Debtor	RCF IV Speedwagon Inc. (Inactive)
	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date	Current Month	Cumulative Filing to Date
Revenues
External Sales - net	$—	—	$—	—	$6,585,612	22,749,119
Sales to related parties	—	—	(8,320,361)	(23,147,377)	5,254,725	32,901,947
Total Revenue	—	—	(8,320,361)	(23,147,377)	11,840,337	55,651,066

Costs of sales
Costs excluding depreciation and amortization	—	—	(8,674,010)	(23,573,761)	18,090,688	78,809,231
Depreciation and amortization	—	—	—	—	7,319,329	23,366,659
Gross profit (loss)	—	—	353,649	426,384	(13,569,680)	(46,524,824)

Expenses
General & Administrative	—	—	—	—	3,455,976	10,349,465
Sales & Marketing	—	—	—	—	229,120	569,316
Insiders Compensation	—	—	—	—	408,339	1,019,609
Depreciation and amortization	—	—	—	—	544,057	(2,375,181)
- Accretion expense	—	—	—	—	115,221	364,509
Research and development	—	—	—	—	227,243	780,988
Revision in estimated ARO cash flows	—	—	—	—	—	(4,041,690)
Goodwill impairment & long lived assets	—	—	—	—	6,917	6,917
Total expenses	—	—	—	—	4,986,873	6,673,933
Operating income (loss)	—	—	353,649	426,384	(18,556,553)	(53,198,757)

Other Income (expense) (attached schedule)	—	—	—	—	44,403	436,518
Interest income (expense), net	—	—	—	—	(11,055,548)	(15,941,568)
Reorganization items, net (attached schedule)	—	—	—	—	10,809,185	(214,375,432)
Foreign exchange gain (loss)	—	—	—	—	38,047	(253)
Income/(loss) before taxes and non-controlling interest	—	—	353,649	426,384	(18,720,466)	(283,079,492)
Income taxes expense (benefit)	—	—	—	—	383,552	853,550
Income/(loss) from continuing operations before equity income of affiliate	—	—	353,649	426,384	(19,104,018)	(283,933,042)

Equity in loss (income) of affiliates	—	—	—	—	64,289	313,151

Income/(loss) from continuing operations	—	—	353,649	426,384	(19,168,307)	(284,246,193)

Earnings/(loss) for the period	$—	—	$353,649	426,384	$(19,168,307)	(284,246,193)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	Current Month	Cumulative Filing to Date

		Other Income/Expense
Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	54	161

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale		810
		Refund - insurance		2,993
		Dividend Income		65,725
		Other Income	45,279	45,279
			45,279	114,807

Molycorp Minerals, LLC	15-11371	Miscellaneous rental income	1,833	3,183
		Gain on disposal		50
			1,833	3,233

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income		320,000

Magnequench International, Inc.	15-11360	Other Income /(expense)	(2,762)	(1,683)

Molycorp Inc.	15-11357	Other Income /(expense)	(1)	(1)

		Total Combined	44,402	436,517

		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	14,030,758	17,199,586
		Adjustments to the carrying amount of debt		78,440,941
		Write off of deferred financing cost		4,919,107
		Gain on fair value adjustment of Springing Maturity derivative		(8,008,001)
		Early Payment Premium on Term loans	(4,193,382)	17,779,875
		Total	9,837,376	110,331,509

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans		8,796,357

		Early Payment Premium on Term Loans	(5,015,307)	21,264,693
		Total	(5,015,307)	30,061,050

Molycorp Minerals, LLC	15-11371	Early payment premium on term loans	(16,209,607)	49,754,504
		Adjustments to the carrying amount of debt		18,918,839
		Trustee fees	89,550	104,175
		Severance expense	3,529,452	3,529,452
		Capital equipment lease cancellation	(3,040,650)	1,675,906
		Total	(15,631,255)	73,982,875

		Total Combined	(10,809,187)	214,375,434

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: September 2015

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of September 30, 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at September 30, 2015
Case No.	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372
Debtor	Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$16,449,273	$—	$—	$6,175,370	$145,244	$4,867	$5,000	$5,000	$8,635,448	$5,960	$16,405,516	$10,082	$679,730	$3,870,277	$321,053	$386,575
Restricted cash	82,299,601	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trade accounts receivable	—	—	—	2,746,061	—	—	—	—	—	—	3,599,310	—	1,048,120	1,704	208,624	—
Inventories	—	—	—	6,362,665	—	—	—	—	1,716,650	—	7,562,813	—	3,377,432	801,633	26,738,086	—
Income tax receivable	456,040	—	—	—	88,061	—	—	—	—	—	—	—	—	—	—	—
Defer tax assets	7,432,756	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other current assets (attached schedule)	3,595,610	—	—	—	8,851	—	—	—	3,882	—	20,420	—	37,332	217,788	9,364,137	—
Total current assets	110,233,280	—	—	15,284,096	242,156	4,867	5,000	5,000	10,355,980	5,960	27,588,059	10,082	5,142,614	4,891,402	36,631,900	386,575

Fixed Assets
- Real Property & Improvement	—	—	—	100,000	—	—	—	—	—	—	—	—	2,154,116	1,510,345	1,059,644,376	—

- Machinery & Equipment	—	—	—	1,528,573	—	—	—	—	—	—	—	—	2,803,444	3,927,003	606,014,048	—
- Furniture & Office Equipment	—	—	—	7,421,923	—	—	—	—	—	—	84,275	—	98,652	1,334,575	8,860,110	—
- Vehicle	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,437,401	—
- Minerals Resource	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,539,244	—
- Construction in Process	—	—	—	—	—	—	—	—	—	—	—	—	—	12,054	14,882,856	—
less: accumulated depreciation	—	—	—	(6,904,317)	—	—	—	—	—	—	(84,275)	—	(1,435,121)	(3,868,861)	(203,591,440)	—
Property, plant and equipment	—	—	—	2,146,179	—	—	—	—	—	—	—	—	3,621,091	2,915,116	1,512,786,595	—
Deposits	2,207,347	—	—	—	—	—	—	—	—	—	—	—	—	—	29,041,449	—
Inventories	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,052,166	—
Patents and other intangible assets	—	—	—	29,249,305	—	—	—	—	—	—	—	—	—	368,533	327,540	—
Investment (attached schedule)	543,915,594	20,000	162,308,327	17,067,184	2,033,276	—	—	—	1,192,325,440	684,175,440	—	364,150,000	—	31,811,569	141,423,147	22,919,589
Other assets (attached schedule)	—	—	—	45,060	—	—	—	—	—	—	—	—	—	—	624,474	—
Loan to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related Party Receivable	2,956,971,839	478	49,677,426	114,795,295	11,524,961	—	—	—	17,819,279	44,078,834	10,423,801	15,798	2,200,003	26,115,902	42,983,022	1,800,000
Total non current assets	3,503,094,780	20,478	211,985,753	163,303,023	13,558,237	—	—	—	1,210,144,719	728,254,274	10,423,801	364,165,798	5,821,094	61,211,120	1,751,238,393	24,719,589
Total assets	3,613,328,060	20,478	211,985,753	178,587,119	13,800,393	4,867	5,000	5,000	1,220,500,699	728,260,234	38,011,860	364,175,880	10,963,708	66,102,522	1,787,870,293	25,106,164

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	501,665	—	—	67,650	—	—	—	—	10,806	—	37,061	—	176,873	75,222	781,442	—
DIP Financing	133,825,324	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accrued expenses	14,574,503	—	—	1,776,026	—	—	—	—	18,750	—	839,520	—	293,958	710,978	13,379,238	—
Interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income taxes payable	—	—	—	239,953	—	—	—	—	—	—	—	—	—	472,041	—	—
Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,459,517	—
Total current liabilities	148,901,492	—	—	2,083,629	—	—	—	—	29,556	—	876,581	—	470,831	1,258,241	17,620,197	—

Capital lease	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,896,047	—
Defer tax liabilities	13,204,756	—	—	380,910	1,277,548	—	—	—	—	—	—	—	—	1,213,011	—	—
Pension benefit liabilities	—	—	—	3,278,034	—	—	—	—	—	—	—	—	—	—	—	—
Other Long-term liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,424,195	—
Amount due to Insiders	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Related party payable	271,473	—	—	1,787,193	—	—	5,000	5,000	10,676,344	8,818,392	9,082,610	—	7,746	1,633,803	51,012,391	5,518
Liabilities subject to compromise - Related party	71,041,354	20,378	3,339,173	21,373,080	219,062	5,000	—	7,750	12,403,514	343,151,648	17,383,339	364,287,300	216,331	58,296,404	2,262,323,872	—
Liabilities subject to compromise - Third party	1,510,740,299	—	84,772,221	74,602	—	—	—	—	6,516	—	18,820	—	32,599	1,861,924	229,019,800	—
Total non-current liabilities	1,595,257,882	20,378	88,111,394	26,893,819	1,496,610	5,000	5,000	12,750	23,086,374	351,970,040	26,484,769	364,287,300	256,676	63,005,142	2,554,676,305	5,518
Total liabilities	1,744,159,374	20,378	88,111,394	28,977,448	1,496,610	5,000	5,000	12,750	23,115,930	351,970,040	27,361,350	364,287,300	727,507	64,263,383	2,572,296,502	5,518

Non-controlling interest

Shareholder's equity:
Share capital	258,954	100	33,788	21,556	4,621,000	—	—	—	684,175,441	10,255,745	1,500	20,000	—	275,174,583	—	22,463,750
Contributed surplus	2,249,606,451	—	40,027,833	148,368,181	389,376	—	—	—	—	401,063,759	226,313	—	17,521,567	(4,095,431)	132,576,089	—
Accumulated deficits	(380,696,719)	—	83,812,738	2,176,743	7,293,407	(133)	—	(7,750)	513,209,328	(35,029,310)	10,422,697	(131,420)	(7,285,366)	(269,240,013)	(917,002,298)	2,636,896
Accum Other Comprehensive Income	—	—	—	(956,809)	—	—	—	—	—	—	—	—	—	—	—	—
Shareholders' equity	1,869,168,686	100	123,874,359	149,609,671	12,303,783	(133)	—	(7,750)	1,197,384,769	376,290,194	10,650,510	(111,420)	10,236,201	1,839,139	(784,426,209)	25,100,646
Total liabilities and shareholders' equity	3,613,328,060	20,478	211,985,753	178,587,119	13,800,393	4,867	5,000	5,000	1,220,500,699	728,260,234	38,011,860	364,175,880	10,963,708	66,102,522	1,787,870,293	25,106,164

COMBINED DEBTORS' BALANCE SHEET
Continuation Sheet for MOR-3
As at September 30, 2015
Case No.	15-11373	15-11374	15-11375	15-11376	15-11377	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)

ASSETS
Current
Cash and cash equivalents	$3,412,594	$89,373	$—	$—	$—	$—	$56,601,362
Restricted cash	—	—	—	—	—	—	82,299,601
Trade accounts receivable	585,705	—	—	—	—	—	8,189,524
Inventories	3,950,296	—	—	—	—	426,384	50,935,959
Income tax receivable	—	—	—	—	—	—	544,101
Defer tax assets	—	—	—	—	—	—	7,432,756
Other current assets (attached schedule)	771,023	7,559	—	—	—	—	14,026,602
Total current assets	8,719,618	96,932	—	—	—	426,384	220,029,905

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	—	—	—	1,064,430,702
- Machinery & Equipment	1,057,283	—	—	—	—	—	615,330,351
- Furniture & Office Equipment	45,006	—	—	—	—	—	17,844,541
- Vehicle	—	—	—	—	—	—	2,437,401
- Minerals Resource	—	—	—	—	—	—	24,539,244
- Construction in Process	3,429	—	—	—	—	—	14,898,339

less: accumulated depreciation	(1,335,403)	—	—	—	—	—	(217,219,417)
Property, plant and equipment	792,180	—	—	—	—	—	1,522,261,161
Deposits	—	—	—	—	—	—	31,248,796
Inventories	—	—	—	—	—	—	24,052,166
Patents and other intangible assets	—	498,444	—	—	—	—	30,443,822
Investment (attached schedule)	—	28,535,255	—	—	—	(2,977,166,065)	213,518,756
Other assets (attached schedule)	—	—	—	—	—	—	669,534
Loan to Insiders	—	—	—	—	—	—	—
Related Party Receivable	470,100	46,855,811	—	—	—	(3,191,417,579)	134,314,970
Total non current assets	1,262,280	75,889,510	—	—	—	(6,168,583,644)	1,956,509,205
Total assets	9,981,898	75,986,442	—	—	—	(6,168,157,260)	2,176,539,110

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	46,039	—	—	—	—	—	1,696,758
DIP Financing	—	—	—	—	—	—	133,825,324
Accrued expenses	237,063	142,266	—	—	—	—	31,972,302
Interest payable	—	—	—	—	—	—	—
Income taxes payable	—	—	—	—	—	—	711,994
Capital lease	—	—	—	—	—	—	—
Asset retirrement obligation	—	—	—	—	—	—	3,459,517
Total current liabilities	283,102	142,266	—	—	—	—	171,665,895

Capital lease	—	—	—	—	—	—	—
Asset retirement obligation	—	—	—	—	—	—	10,896,047
Defer tax liabilities	—	1,196,413	—	—	—	—	17,272,638
Pension benefit liabilities	—	—	—	—	—	—	3,278,034

Other Long-term liabilities	—	—	—	—	—	—	1,424,195
Amount due to Insiders	—	—	—	—	—	—	—
Related party payable	161,097	24,951	—	—	—	(62,173,196)	21,318,322
Liabilities subject to compromise - Related party	38,381	149,196	—	—	—	(3,129,244,383)	25,011,399
Liabilities subject to compromise - Third party	50,347	806,658	—	—	—	—	1,827,383,786
Total non-current liabilities	249,825	2,177,218	—	—	—	(3,191,417,579)	1,906,584,421
Total liabilities	532,927	2,319,484	—	—	—	(3,191,417,579)	2,078,250,316

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	—	—	—	(1,030,480,683)	258,954
Contributed surplus	—	514,460	—	—	—	(736,592,148)	2,249,606,450
Accumulated deficits	(5,101,029)	53,989,278	—	—	—	(1,209,666,851)	(2,150,619,802)
Accum Other Comprehensive Income	—	—	—	—	—	—	(956,809)
Shareholders' equity	9,448,971	73,666,958	—	—	—	(2,976,739,681)	98,288,794
Total liabilities and shareholders' equity	9,981,898	75,986,442	—	—	—	(6,168,157,260)	2,176,539,110

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	September 30, 2015
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jone's day	502,810
		Retainer fee paid to Alixpartner	229,967
		Retainer fee paid to Yong Conway	102,519
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	10,000
		Retainer fee paid to Mile 26	300,000
		Deferred Financing cost	1,775,314
		Total	3,595,610

Magnequench Limited	15-11361	Prepaids and deferred charges	1,508
		HST/VAT recoverable	7,344
		Total	8,851

MCP Canada Limited Partnership	15-11365	Prepaids expenses	3,882

Molycorp Chemicals & Oxides, Inc.	15-11367	Prepaids and deferred charges	13,471
		Misc receivables - Other	6,950
		Total	20,420

Molycorp Metals & Alloys, Inc.	15-11369	Prepayment for raw materials	—
		Refundable deposits to utility company	37,332
		Total	37,332

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	22,521
		Prepayment on rent and consulting	119,196
		Prepaid Insurance	14,147
		Prepaid Property Tax	6,498
		HST Recoverable	9,914
		Misc receivable	45,511
		Total	217,788

Molycorp Minerals, LLC	15-11371	Other account receivable	17,114
		Prepaid and deferred charges	6,423,117
		Prepaid insurance	2,923,906
		Total	9,364,137

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	110,356
		Prepaid - Pots Expense	9,515
		Prepaid - Heaters Expense	10,903
		Prepaid - Propane Expense	15,794
		Prepaid - Package Expense	23,942
		Prepaid Duty	574,043
		Prepaid - HRA Plan	1,789
		GST/VAT Recoverable(Consumption Tax)	3,033
		Misc receivable	21,648
		Total	771,023

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	2,559
		Total	7,559

		Combined Debtor Total Other Current Assets	14,026,602
		Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Molycorp Minerals LLC (31.96%)	132,576,089
		Total	543,915,594

Industrial Minerals, LLC	15-11358	Industrial Minerals S.a.r.l. (100%)	20,000

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,228,369
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421
		Magnequench International Inc. (100%)	136,035,957

		Magnequench UG (100%)	20,927,580
		Total	162,308,327

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1
		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000
		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275
		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	684,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000
		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305
		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Minerals, LLC	15-11371	Molycorp Metals & Alloys Inc. (100%)	17,521,567
		Molycorp Silmet AS (100%)	123,901,480
		Indistrial Minerals LLC (100%)	100
		Total	141,423,147

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000
		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000

		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Combined Investments	3,190,684,822
		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

Molycorp Minerals, LLC	15-11371	Rabbi Trust investment - retirement fund	624,474

		Combined Debtor Total Other Assets	669,534

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: September 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	554,312	554,312	Various	EFT	—
FICA-Employee	—	223,339	223,339	Various	EFT	—
FICA-Employer	—	223,339	223,339	Various	EFT	—
Unemployment	23	1,345	533	Various	EFT	835
Income	—	—	—	—	—	—
Other: Fed Medical Ins	—	108,553	108,553	Various	EFT	—
Total Federal Taxes	23	1,110,887	1,110,076	—	—	835
State and Local
Withholding	—	230,891	230,891	Various	EFT	—
Sales & Use AZ location only	1,682,776.79	14,131.61	57,249.78	Various	EFT	1,639,659
Excise	—	—	—	—	—	—
Unemployment	382	4,509	4,420	Various	EFT	470
Real Property	1,570,921	(151,860)	—	—	—	1,419,060
Personal Property	—	—	—	—	—	—
Other: Property taxes for land and machinery	50,000	4,304	34,394	Various	EFT	19,910
Total State and Local	3,304,079	101,975	326,955	—	—	3,079,099
Total Taxes	3,304,102	1,212,862	1,437,031	—	—	3,079,933

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,656,090.00	33,807	5,400	1,460	—	1,696,756
Wages Payable	679,228.36	—	—	—	—	679,228
Taxes Payable	20,182.00	—	—	—	—	20,182.00

Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: DIP Financing	133,825,324	—	—	—	—	133,825,324

Total Postpetition Debts	136,180,824	33,807	5,400	1,460	—	136,221,491

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	33,807	All paid in October
31-60	5,400	All paid in October
61-90	1,460	$1138 is still awaiting approval; $322 paid in October
Over 90	—
	40,666	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: September 2015

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	500,527	—	—	1,138	—	501,665
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	67,650	—	—	—	—	67,650
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	343.45	4,740.42	5,399.71	322.16	—	10,806
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	19,460	17,601.00	—	—	—	37,061
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	176,873	—	—	—	—	176,873
Molycorp Minerals Canada ULC (Toronto)	15-11370	15,738	11,465	—	—	—	27,203
Molycorp Minerals Canada ULC (Peterborough)	15-11370	48,019	—	—	—	—	48,019
Molycorp Minerals, LLC	15-11371	781,442	—	—	—	—	781,442
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	46,039	—	—	—	—	46,039
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—

Combined Total		1,656,090.00	33,807	5,400	1,460	—	1,696,756

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: September 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.
	Total Accounts Receivable at the beginning of the reporting period	10,902,973	—	—	—	3,082,255	—	—	—	—	—	—
	+ Amounts billed during the period	6,864,190	—	—	—	2,507,742	—	—	—	—	—	—
	- Amounts collected during the period	(6,500,664)	—	—	—	(2,839,784)	—	—	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	+/- AR adjustments	18,905	—	—	—		—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	10,693,676	—	—	—	2,750,213	—	—	—	—	—

Accounts Receivable Aging
	0 - 30 days old	7,955,255	—	—	—	2,725,239	—	—	—	—	—	—
	31 - 60 days old	185,974	—	—	—	20,822	—	—	—	—	—	—
	61 - 90 days old	—	—	—	—	—	—	—	—	—	—	—
	91+ days old	2,552,446	—	—	—	4,152	—	—	—	—	—	—
	Total Accounts Receivable	10,693,675	—	—	—	2,750,213	—	—	—	—	—	—
	Amount considered uncollectible (Bad Debt)	(2,504,152)	—	—	—	(4,152)	—	—	—	—	—	—
	Accounts Receivable (Net)	8,189,523	—	—	—	2,746,061	—	—	—	—	—	—

	Case No.	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372	15-11373	15-11374	15-11375	15-11376	15-11377
Accounts Receivable Reconciliation	Debtor	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)
	Total Accounts Receivable at the beginning of the reporting period	3,469,992	—	1,066,987	1,704	2,737,279	—	544,756	—	—	—	—
	+ Amounts billed during the period	3,208,927	—	398,029		412,679	—	336,813	—	—	—	—
	- Amounts collected during the period	(3,098,513)	—	(416,896)	—	(441,334)	—	295,864	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—

+/- AR adjustments	18,905	—		—		—		—	—	—	—
Total Accounts Receivable at the end of the reporting period	3,599,310	—	1,048,120	1,704	2,708,624	—	585,705	—	—	—	—

Accounts Receivable Aging
0 - 30 days old	3,472,933	—	1,048,120	1,704	121,554	—	585,705	—	—	—	—
31 - 60 days old	114,257	—		—	50,895	—	—	—	—	—	—
61 - 90 days old		—	—	—	—	—	—	—	—	—	—
91+ days old	12,120	—	—	—	2,536,174	—	—	—	—	—	—
Total Accounts Receivable	3,599,310	—	1,048,120	1,704	2,708,623	—	585,705	—	—	—	—
Amount considered uncollectible (Bad Debt)	—	—	—	—	(2,500,000)	—	—	—	—	—	—
Accounts Receivable (Net)	3,599,310	—	1,048,120	1,704	208,623	—	585,705	—	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: September 2015

SUMMARY OF RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—		—
Industrial Minerals, LLC	15-11358	—	—	—	—		—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	2,725,238.51	20,822.05	—	4,152.00	(4,152)	2,746,061
Magnequench Limited	15-11361	—	—	—	—		—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—		—
MCP Callco ULC	15-11363	—	—	—	—		—
MCP Canada Holdings ULC	15-11364	—	—	—	—		—
MCP Canada Limited Partnership	15-11365	—	—	—	—	—	—
MCP Exchangeco Inc.	15-11366	—	—	—	—		—
Molycorp Chemicals & Oxides, Inc.	15-11367	3,472,933	114,257.00	—	12,120	—	3,599,310
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—		—
Molycorp Metals & Alloys, Inc.	15-11369	1,048,120.00	—	—	—		1,048,120.00
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—		—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	1,704	—	—	—		1,704
Molycorp Minerals, LLC	15-11371	121,555	50,895.00	—	2,536,174	(2,500,000)	208,624
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	585,705	—	—	—	—	585,705
Neo International Corp.	15-11374	—	—	—	—		—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—		—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—		—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—		—
Combined Total		7,955,256	185,974	—	2,552,446	(2,504,152)	8,189,524

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: September 2015

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

* The above questionnaire reflects the responses of each debtor entity.